UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018 (December 18, 2018)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street, 15th Floor

New York, New York

10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CM Finance Inc (the “Company”) is filing this Current Report on Form 8-K/A to add to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2018 the final voting results for the proposal described herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) was initially called to order on November 6, 2018 and was adjourned in order to permit additional time to solicit stockholder votes with respect to Proposal 2. The Annual Meeting was reconvened on December 18, 2018.

At the Annual Meeting, the Company submitted two proposals to the vote of Stockholders, which are described in detail in the Company’s proxy statement dated September 20, 2018. The Company’s stockholders previously approved Proposal 1 on November 6, 2018. As of September 14, 2018, the record date for the Annual Meeting, 13,650,124 shares of common stock were eligible to be voted. Of the shares eligible to be voted, 10,725,976 shares were voted in person or by proxy in connection with Proposal 2. At the reconvened Annual Meeting held on December 18, 2018, Proposal 2 was approved as follows:

Proposal 2: Approval of Proposal to Authorize the Company to Issue Shares Below NAV

The Company’s stockholders approved a proposal to authorize the Company, with Board approval, to sell or otherwise issue up to 25% of the Company’s outstanding common stock at an offering price that is below the Company’s then current NAV per share. The voting results were as follows:

	Votes For	Votes Against	Abstentions

All Stockholders	7,168,869	3,229,854	327,252

All Stockholders excluding Affiliates*	6,915,444	3,229,854	327,252

* Adjusted for 253,425 affiliated shares. This motion received the affirmative vote of (i) the holders of a majority of the outstanding shares of common stock entitled to vote at this meeting; and (ii) the holders of a majority of the outstanding shares of common stock entitled to vote at this meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines “a majority of the outstanding shares” as: (i) 67% or more of the voting securities present at this meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2018	CM FINANCE INC

By: /s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer and Treasurer